Exhibit 10.1

EXECUTION COPY

CRESCENT CAPITAL BDC, INC.

FIRST SUPPLEMENT AND AMENDMENT TO NOTE PURCHASE AGREEMENT

Dated as of February 17, 2021

Re:	$135,000,000 4.00% Series 2021A Senior Notes

Due FEBRUARY 17, 2026

CRESCENT CAPITAL BDC, INC.

11100 Santa Monica Blvd., Suite 2000,

Los Angeles, CA 90025

Dated as of

February 17, 2021

To the Series 2021A Additional

Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This First Supplement and Amendment to Note Purchase Agreement (the “Supplement”) is among CRESCENT CAPITAL BDC, INC., a Maryland corporation (the “Company”), the institutional investors named on Schedule A attached hereto (the “Series 2021A Additional Purchasers”), and solely with respect to the amendments reflected in sections 5 and 7 hereof, the holders of the Series 2020A Notes (as hereinafter defined).

Reference is hereby made to that certain Master Note Purchase Agreement dated July 30, 2020 (the “Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto pursuant to which the Company issued $50,000,000 aggregate principal amount of its 5.95% Series 2020A Senior Notes due July 30, 2023 (the “Series 2020A Notes”). All capitalized terms not otherwise defined herein shall have the same meanings as specified in the Note Purchase Agreement. Reference is further made to Section 4.17 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Series 2021A Additional Purchaser(s) as follows:

1. The Company has authorized the issue and sale of $135,000,000 aggregate principal amount of its 4.00% Series 2021A Senior Notes due February 17, 2026 (the “Series 2021A Notes”). The Series 2021A Notes, together with the Series 2020A Notes issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2021A Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Series 2021A Additional Purchaser(s) and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series 2021A Additional Purchaser, and each Series 2021A Additional Purchaser agrees to purchase from the Company, Series 2021A Notes in the principal amount set forth opposite such Series 2021A Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on such Series 2021A Closing Date (as defined below).

3. The sale and purchase of the Series 2021A Notes to be purchased by each Series 2021A Additional Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 9:00 A.M. Chicago time, at not more than two closings (each individually a “Series 2021A Closing” and, collectively, the “Series 2021A Closings”).

(a) The first Series 2021A Closing shall be held on February 17, 2021 (the “First Series 2021A Closing Date”); provided, however, that the First Series 2021A Closing Date may be moved to such other Business Day thereafter on or prior to February 19, 2021 as may be agreed upon by the Company and the Additional Purchasers purchasing such Series 2021A Notes at such Series 2021A Closing.

(b) The second Series 2021A Closing shall be held on such Business Day as the Company shall designate (the “Second Series 2021A Closing Date”) by notice to each Additional Purchaser purchasing Series 2021A Notes at such Series 2021A Closing at least ten days prior to the Second Series 2021A Closing Date; provided, however, that the Second Series 2021A Closing Date may not be later than May 17, 2021 unless agreed upon by the Company and the Additional Purchasers purchasing such Series 2021A Notes at such Series 2021A Closing (each of the First Series 2021A Closing Date and the Second Series 2021A Closing Date being a “Series 2021A Closing Date”).

At each Series 2021A Closing, subject to section 4 hereof and Section 4 of the Note Purchase Agreement, the Company will deliver to each Series 2021A Additional Purchaser the Series 2021A Notes to be purchased by such Series 2021A Additional Purchaser at such Series 2021A Closing in the form of a single Series 2021A Note (or such greater number of Series 2021A Notes in denominations of at least $100,000 as such Series 2021A Additional Purchaser may request) dated the date of such Series 2021A Closing and registered in such Series 2021A Additional Purchaser’s name (or in the name of such Series 2021A Additional Purchaser’s nominee), against delivery by such Series 2021A Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company pursuant to the applicable funding instructions in Section 4.10 of the Note Purchase Agreement. If, at a Series 2021A Closing, the Company shall fail to tender such Series 2021A Notes to any Series 2021A Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series 2021A Additional Purchaser’s satisfaction, such Series 2021A Additional Purchaser shall, at such Series 2021A Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Series 2021A Additional Purchaser may have by reason of such failure or such nonfulfillment.

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4. The obligation of each Series 2021A Additional Purchaser to purchase and pay for the Series 2021A Notes to be sold to such Series 2021A Additional Purchaser at a Series 2021A Closing is subject to the fulfillment to such Series 2021A Additional Purchaser’s satisfaction, prior to the Series 2021A Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2021A Notes to be purchased at such Series 2021A Closing as if each reference to “2020A Notes” or “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer to “Series 2021A Notes,” “Series 2021A Closing” and “Series 2021A Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions:

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the applicable Series 2021A Closing Date (except for representations and warranties which apply to a specific earlier date which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Series 2021A Additional Purchaser an Officer’s Certificate, dated the date of the applicable Series 2021A Closing Date certifying that such condition has been fulfilled.

(b) Contemporaneously with each Series 2021A Closing, the Company shall sell to each Series 2021A Additional Purchaser, and each Series 2021A Additional Purchaser shall purchase, the Series 2021A Notes to be purchased by such Series 2021A Additional Purchaser on such Series 2021A Closing Date as specified in Schedule A.

(c) In the case of the Second Series 2021A Closing, the transactions contemplated herein with respect to the First Series 2021A Closing shall have been consummated in accordance with the terms and provisions hereof, except to the extent of any failure of such transactions so to have been consummated that was caused by any failure of any Series 2021A Additional Purchaser to perform its obligations hereunder.

5. The terms of Section 8 of the Note Purchase Agreement shall apply to the Series 2021A Notes except that, Sections 8.2, 8.3 and 8.5 of the Note Purchase Agreement shall be amended and restated in their entirety to read as follows:

Section 8.2. Optional Prepayments (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series of the Notes, in an amount not less than $1,000,000, in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount; provided, that, so long as no Default or Event of Default shall then exist, at any time on or after the date that is six months prior to the Maturity Date of such Series of Notes the Company may, at its option, upon notice as provided below, prepay all or any part of such Series of Notes at 100% of the principal amount so prepaid, together with, in each case, accrued interest to the prepayment date. The Company will give each holder of the applicable Series of Notes written notice of each optional

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prepayment under this Section 8.2(a) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the holders of more than 50% in principal amount of the applicable Series of Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates) agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such Series of Notes to be prepaid on such date, the principal amount of each such Series of Notes held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the applicable Series Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) Notwithstanding anything contained in this Section 8.2 to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, any prepayment of the Notes pursuant to the provisions of Section 8.2(a) shall be allocated among all of the Notes of all Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of a Series of the Notes pursuant to Section 8.2(a), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.5. Purchase of Notes The Company will not and will not permit any Controlled Entity to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of such Series in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or a Controlled Entity pro rata to the holders of all Notes of such Series at the time outstanding upon the same terms and conditions, provided, that if and so long as any Default or

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Event of Default shall have occurred and be continuing, such written offer shall be made pro rata to the holders of all Notes of all Series outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 20% of the principal amount of the Notes of the applicable Series then outstanding accept such offer, the Company shall promptly notify the remaining holders of such Series of Notes of such fact and the expiration date for the acceptance by holders of such Series of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes of a particular Series acquired by it or any Controlled Entity pursuant to any payment, prepayment or purchase of such Series of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Series of Notes.

6. Each Series 2021A Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2021A Notes by such Series 2021A Additional Purchaser as if each reference to “2020A Notes” or “Notes,” “Series 2020A Closing” and “Purchaser” set forth therein was modified to refer to “Series 2021A Notes,” “Series 2021A Closing” and “Series 2021A Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Supplement.

7. The terms of Section 7.5 of the Note Purchase Agreement shall apply to the Series 2021A Notes except that Schedule 7.5 shall be amended and restated in its entirety in the form of Schedule 7.5 to this Supplement.

8. The terms of Section 10 of the Note Purchase Agreement shall apply to the Series 2021A Notes except that Schedule 10.1 shall be amended and restated in its entirety in the form of Schedule 10.1 to this Supplement.

9. The Company and each Series 2021A Additional Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Series 2021A Additional Purchaser were an original signatory to the Note Purchase Agreement.

10. Each Series 2021A Additional Purchaser acknowledges and agrees that Chapman and Cutler LLP shall, as such Series 2021A Additional Purchaser’s true and lawful attorney-in-fact, accept on its behalf delivery of the Series 2021A Notes to be purchased by such Series 2021A Additional Purchaser at the applicable Series 2021A Closing set forth in Section 3 hereof. Any person dealing with the Company may conclusively presume and rely upon the fact that any instrument acknowledging such delivery executed by such attorney-in-fact is authorized, regular and binding, without further inquiry.

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11. This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

12. This Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Supplement. Delivery of an electronic signature to, or a signed copy of, this Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.

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The execution hereof shall constitute a contract between the Company and the Series 2021A Additional Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

CRESCENT CAPITAL BDC, INC.

By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer

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This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN REPUBLIC INSURANCE COMPANY
BETTERLIFE
BLUE CROSS AND BLUE SHIELD OF
FLORIDA, INC.
CATHOLIC LIFE INSURANCE
CATHOLIC UNITED FINANCIAL
FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN
FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY
GBU FINANCIAL LIFE
GLEANER LIFE INSURANCE SOCIETY
LIFECARE ASSURANCE COMPANY
MINNESOTA LIFE INSURANCE COMPANY
SECURIAN LIFE INSURANCE COMPANY
THE CINCINNATI INSURANCE COMPANY

By: Securian Asset Management, Inc.

By:	/s/ Robin J. Lenarz
Name:	Robin J. Lenarz
Title:	Vice President

This Agreement is hereby

accepted and agreed to as

of the date hereof.

EQUITRUST LIFE INSURANCE COMPANY

By:	/s/ Kenyatta K. Matheny
	Name:	Kenyatta K. Matheny
	Title:	Chief Investment Officer

This Agreement is hereby

accepted and agreed to as

of the date hereof.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

This Agreement is hereby

accepted and agreed to as

of the date hereof.

SUN LIFE ASSURANCE COMPANY OF CANADA, acting through its Bermuda Branch

By:	/s/ Alec Svoboda
	Name:	Alec Svoboda
	Title:	Managing Director
Private Fixed Income

By:	/s/ Russell Goldenberg
	Name:	Russell Goldenberg
	Title:	Senior Director
Private Fixed Income

SUN LIFE ASSURANCE COMPANY OF CANADA, acting through its U.S. Branch

By:	/s/ David Belanger
	Name:	David Belanger
	Title:	Managing Director

By:	/s/ Arthur Baril
	Name:	Arthur Baril
	Title:	Senor Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN HEALTH AND LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE BALTIMORE LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

ELECTRIC INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

ILLINOIS MUTUAL LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

KENTUCKY EMPLOYERS’ MUTUAL INSURANCE AUTHORITY

By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

MT. HAWLEY INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

NODAK INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PEKIN LIFE INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PENN NATIONAL SECURITY INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PINNACOL ASSURANCE

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PRIMERICA LIFE INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

STARR INDEMNITY & LIABILITY COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

STARR INSURANCE & REINSURANCE LIMITED

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

TRITON INSURANCE COMPANY

By: Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Trinh T. Nguyen
Name: Trinh T. Nguyen
Title: Managing Director

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Robinson Ewald
Name: Robinson Ewald
Title: Intermediate Analyst

This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY AMERICAN HOME ASSURANCE COMPANY THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

By: AIG Asset Management (U.S.), LLC, as Investment Adviser

By:	/s/ Philip Kroger
Name: Philip Kroger
Title: Vice President

This Agreement is hereby

accepted and agreed to as

of the date hereof.

GREAT AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Mark F. Muething
Name: Mark F. Muething
Title: President

GREAT AMERICAN INSURANCE COMPANY

By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

This Agreement is hereby

accepted and agreed to as

of the date hereof.

SELECTIVE WAY INSURANCE COMPANY

By:	/s/ Joseph O. Eppers
Name: Joseph O. Eppers
Title: SVP, Chief Investment Officer

This Agreement is hereby

accepted and agreed to as

of the date hereof.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Brenda Kalb
Name: Brenda Kalb
Title: Vice President

This Agreement is hereby

accepted and agreed to as

of the date hereof.

ANTHEM LIFE INSURANCE COMPANY
ANTHEM BLUE CROSS LIFE AND HEALTH INSURANCE COMPANY
LOUISIANA HEALTH SERVICE & INDEMNITY COMPANY
TEXAS MUTUAL INSURANCE COMPANY
EMPIRE HEALTHCHOICE ASSURANCE INC.
SECURITY HEALTH PLAN OF WISCONSIN, INC.
BLUE CROSS OF CALIFORNIA
THE TOA REINSURANCE COMPANY OF AMERICA

By:	Western Asset Management Company, as investment manager

By:	/s/ Adam Wright
Name: Adam Wright
Title: Manager, U.S. Legal Affairs

This Agreement is hereby

accepted and agreed to as

of the date hereof.

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

Accepted as of as of the date of the Supplement solely with respect to the amendments reflected in sections 5 and 7 hereof

SUN LIFE ASSURANCE COMPANY OF CANADA, as a holder of Series 2020A Notes

By	/s/ Alec Svoboda
Name:	Alec Svoboda
Title:	Managing Director, Private Fixed Income

By	/s/ Russell Goldenberg
Name:	Russell Goldenberg
Title:	Senior Director, Private Fixed Income

SUN LIFE FINANCIAL TRUST INC., as a holder of Series 2020A Notes

By	/s/ jeffery mayer
Name:	jeffery mayer
Title:	Managing Director, Private Securitization Finance

By	/s/ Rajan Ariyur
Name:	Rajan Ariyur
Title:	Managing Director

SCHEDULE A

INFORMATION RELATING TO SERIES 2021A ADDITIONAL PURCHASERS

[Attached]

SCHEDULE A

(to Supplement)

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects as of the date hereof with respect to the Series 2021A Notes with the same force and effect as if each reference to “the Notes” set forth herein or therein was modified to refer to the “Series 2021A Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3. Disclosure. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Series 2021A Additional Purchasers by or on behalf of the Company prior to February 5, 2021 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Series 2021A Additional Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since September 30, 2019, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of the date of the First Series 2021A Closing of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s directors and senior officers.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Series 2021A Additional Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes).

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2021A Notes or any substantially similar debt Securities for sale to, or solicited any offer to buy the Series 2021A Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than 30 Institutional Investors, including the Series 2021A Additional Purchasers, each of which has been offered the Series 2021A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2021A Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2021A Notes hereunder for the repayment of indebtedness and other general corporate purposes of the Company and its Subsidiaries and as otherwise set forth in the Disclosure Documents. No part of the proceeds from the sale of the Series 2021A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 31, 2020, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. As of December 31, 2020, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

SCHEDULE 5.3

DISCLOSURE

MATERIALS

[Attached]

SCHEDULE 5.3

(to Supplement)

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY AND

OWNERSHIP OF SUBSIDIARY STOCK

[Attached]

SCHEDULE 5.4

(to Supplement)

SCHEDULE 5.5

FINANCIAL STATEMENTS

[Attached]

SCHEDULE 5.5

(to Supplement)

SCHEDULE 5.15

EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES

[Attached]

SCHEDULE 7.5

NON COMPETITORS

[Attached]

SCHEDULE 7.5

(to Supplement)

SCHEDULE 10.1

TRANSACTIONS WITH AFFILIATES

[Attached]

SCHEDULE 10.1

EXHIBIT 1

[FORM OF SERIES 2021A NOTE]

CRESCENT CAPITAL BDC, INC.

4.00% SERIES 2021A SENIOR NOTE DUE FEBRUARY 17, 2026

No. [_____]	[Date]
$[_______]	PPN 225655 A@8

FOR VALUE RECEIVED, the undersigned, CRESCENT CAPITAL BDC, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on February 17, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.00% per annum, as may be adjusted in accordance with Section 1.3 of the Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the 17th day of February and August in each year, commencing with the February or August next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Investment Adviser in New York, New York located on the date hereof at 10 Hudson Yards, 41st Floor, New York, NY 10001 or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Master Note Purchase Agreement, dated July 30, 2020 (as from time to time amended, the “Master Note Purchase Agreement”), among the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

EXHIBIT 1

(to Supplement)

This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of each Subsidiary Guarantee (as such term is defined in the Note Purchase Agreement), if any. Reference is hereby made to the foregoing for a statement of the nature and extent of the benefits for the Notes afforded thereby and the rights of the holders of the Notes.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

CRESCENT CAPITAL BDC, INC.

By:
[Title]